Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 23, 2012	Dec. 25, 2011	Dec. 26, 2010
Property, Plant and Equipment [Line Items]
Leasehold improvements		$ 34,231	$ 20,703
Furniture, fixtures and equipment		20,554	13,645
Construction in progress		2,929	3,055
Total property and equipment, gross		57,714	37,403
Less accumulated depreciation		(9,600)	(5,290)
Total property and equipment, net	$ 63,576	$ 48,114	$ 32,113